UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

CLEARBRIDGE

VARIABLE APPRECIATION

PORTFOLIO

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term appreciation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Appreciation Portfolio for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	ClearBridge Variable Appreciation Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term appreciation of capital. The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The Portfolio may invest up to 20% of its net assets in equity securities of foreign issuers. Our investment strategy consists of individual company selection and management of cash reserves. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries.

The Portfolio may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. By employing the Portfolio’s investment strategy, we seek to provide consistent and competitive risk adjusted returns through an investment cycle.

We utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Early in the reporting period, the market rallied, driven by accommodative U.S. Federal Reserve Board (the “Fed”)i policy and an apparent partial resolution to the U.S.-China trade dispute. The market looked forward to a robust recovery in 2020 after the U.S. economy’s stall in early 2019. High betaii tech stocks led the market.

The COVID-19 pandemic shocked world markets in the second half of the first quarter of 2020. Cyclical stocks and companies with weak balance sheets led a market decline. Consumer Staples and Utilities and large companies with strong balance sheets outperformed. But many groups that historically have been defensive in a recession, such as aerospace, entertainment and property and casualty were not because COVID-19 threatened their profits. And large-cap technology, especially online and e-commerce, which historically suffered in recessions due to their high betas, thrived because COVID-19 bolstered their businesses.

Swift action by the Fed and enormous fiscal stimulus packages totaling more than $4 trillion helped the market to roar back in the second quarter of 2020. Big-cap technology soared, causing the five largest stocks in the S&P 500 Indexiii to exceed 26% — the most concentrated the market has ever been. The rebound continued in the third quarter of 2020. By September 2020, improving economic data flipped the market leadership away from technology towards cyclicals1. After a slight pullback in October 2020 ahead of a

1 Cyclicals consists of the following sectors: Energy, Financials, Materials and Industrials

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	1

Portfolio overview (cont’d)

contentious 2020 presidential election, markets resumed their recovery in November 2020, with cyclical and economically sensitive areas of the market continuing to excel, as the election proceeded more or less smoothly, and two successful COVID-19 vaccines were announced.

Q. How did we respond to these changing market conditions?

A. The prospect of near-zero interest rates for several years caused us to reduce our earnings expectations for Financial companies. We eliminated the Portfolio’s holdings in MetLife Inc., PNC Financial Services Group Inc., American International Group Inc. and Wells Fargo & Co. and reduced the Portfolio’s overweight in the Financial sector. Underperformance in the property and casualty sector (a group essentially unaffected by rates) and strong pricing gave us an opportunity to build onto our long time holding in Travelers Cos. Inc.

COVID-19 changed the long-term outlook for many companies. It accelerated the shift from traditional retail to online. During the downturn in February 2020 and March 2020, we added to Amazon.com Inc. on weakness. We initiated a position in Fidelity National Financial Inc., a payment processor that will benefit from e-commerce. The decade of the 2010s saw mediocre housing demand, as people moved from the suburbs into the city centers. COVID-19 reversed this trend, and we expect the reversal to continue for the duration of the business cycle. The Portfolio bought Toll Brothers Inc., a pure-play luxury U.S. homebuilder.

By the summer, the tremendous run in the big-cap technology stocks and COVID-19 beneficiaries made them very expensive. We trimmed the Portfolio’s holdings in Microsoft Corp., Apple Inc. and Adobe Inc., to maintain position sizes and manage risk. We redeployed the funds we raised into more cyclical stocks we felt would thrive, as the world emerges from COVID-19 in 2021. The Portfolio bought a position in General Motors Co. because the stock did not seem to reflect the industry’s quick recovery or the company’s proactive steps in electric vehicles. Steel fundamentals improved and we saw an opportunity to buy ArcelorMittal S.A., the largest steel company in the world, at the lowest multiple of sales it had ever traded at. The Portfolio took positions in railways Canadian Pacific Inc. and Union Pacific Inc. We believe they will generate record operating ratios by implementing precision scheduled railroading.

Performance review

For the twelve months ended December 31, 2020, Class I shares of ClearBridge Variable Appreciation Portfolio2 returned 14.78%. The Portfolio’s unmanaged benchmark, the S&P

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

500 Index, returned 18.40% for the same period. The Lipper Variable Large-Cap Core Funds Category Averageiv returned 16.31% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
	6 months	12 months
ClearBridge Variable Appreciation Portfolio:
Class I	21.70%	14.78%
Class II	21.56%	14.48%
S&P 500 Index	22.16%	18.40%
Lipper Variable Large-Cap Core Funds Category Average	20.83%	16.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.73% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio recorded positive performance in eight of eleven economic sectors for the reporting period. The greatest contributions to performance came from the IT, Communication Services and Consumer Discretionary sectors.

In comparison to the benchmark, stock selection in the Consumer Discretionary, Consumer Staples, Energy and Real Estate sectors helped relative performance for the reporting period.

In terms of individual holdings, the leading contributors to performance for the reporting period included positions in Apple Inc., Microsoft Corp., Amazon.com Inc., Adobe Inc. and Pinterest Inc.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Financials, IT, Industrials, Health Care and Materials sectors detracted from performance for the reporting period. An underweight

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	3

Portfolio overview (cont’d)

to Consumer Discretionary, overweights to Energy and Financials and a cash position also weighed on relative results.

On an individual basis, the detractors from Portfolio performance for the reporting period included our positions in Raytheon Co., Wells Fargo & Co., JPMorgan Chase & Co., Exxon Mobil Corp. and AT&T Inc.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the reporting period. The largest new holdings were T-Mobile US Inc. and Pinterest Inc. in the Communication Services sector and Cognizant Technology Solutions Corp. and Fidelity National Financial Inc. in the IT sector. The largest sales were positions in Wells Fargo & Co. in the Financials sector, Cisco Systems Inc. in the IT sector, McDonald’s Corp. in the Consumer Discretionary sector and Gilead Sciences Inc. in the Health Care sector.

Thank you for your investment in ClearBridge Variable Appreciation Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Scott K. Glasser

Portfolio Manager

ClearBridge Investments, LLC

Michael Kagan

Portfolio Manager

ClearBridge Investments, LLC

January 28, 2021

RISKS: Stock prices are subject to market and price fluctuations. The Portfolio may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten

4	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

holdings (as a percentage of net assets) as of December 31, 2020 were: Microsoft Corp. (7.4%), Apple Inc. (5.9%), Amazon.com Inc. (3.5%), Berkshire Hathaway Inc. (3.1%), JPMorgan Chase & Co. (3.1%), Comcast Corp. (2.9%), Visa Inc. (2.9%), Facebook Inc. (2.7%), Home Depot Inc. (2.5%) and Adobe Inc. (2.4%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Information Technology (25.9%), Communication Services (14.4%), Health Care (12.9%), Financials (10.9%) and Industrials (8.8%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

[i]ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 159 funds for the six-month period and among the 158 funds for the twelve-month period in the Portfolio’s Lipper category.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2020 and December 31, 2019. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	21.70%	$1,000.00	$1,217.00	0.74%	$4.12	Class I	5.00%	$1,000.00	$1,021.42	0.74%	$3.76
Class II	21.56	1,000.00	1,215.60	0.99	5.51	Class II	5.00	1,000.00	1,020.16	0.99	5.03

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/20	14.78%	14.48%
Five Years Ended 12/31/20	13.96	13.67
Ten Years Ended 12/31/20	12.86	N/A
Inception* through 12/31/20	—	11.44

Cumulative total returns[1]
Class I (12/31/10 through 12/31/20)	235.21%
Class II (Inception date of 2/27/15 through 12/31/20)	88.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are October 16, 1991 and February 27, 2015, respectively.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Appreciation Portfolio vs. S&P 500 Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Appreciation Portfolio on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Schedule of investments

December 31, 2020

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Common Stocks — 99.7%
Communication Services — 14.4%
Diversified Telecommunication Services — 1.5%
AT&T Inc.	116,273	$ 3,344,011
Verizon Communications Inc.	170,388	10,010,295
Total Diversified Telecommunication Services		13,354,306
Entertainment — 1.9%
Walt Disney Co.	92,870	16,826,187	*
Interactive Media & Services — 6.9%
Alphabet Inc., Class A Shares	7,321	12,831,077	*
Alphabet Inc., Class C Shares	7,702	13,492,980	*
Facebook Inc., Class A Shares	84,649	23,122,721	*
Pinterest Inc., Class A Shares	149,260	9,836,234	*
Total Interactive Media & Services		59,283,012
Media — 2.9%
Comcast Corp., Class A Shares	475,286	24,904,986
Wireless Telecommunication Services — 1.2%
T-Mobile US Inc.	76,583	10,327,218	*
Total Communication Services		124,695,709
Consumer Discretionary — 8.4%
Automobiles — 0.4%
General Motors Co.	89,533	3,728,154
Household Durables — 0.4%
Toll Brothers Inc.	68,342	2,970,827
Internet & Direct Marketing Retail — 3.5%
Amazon.com Inc.	9,322	30,361,101	*
Specialty Retail — 4.1%
Home Depot Inc.	79,877	21,216,929
TJX Cos. Inc.	207,777	14,189,091
Total Specialty Retail		35,406,020
Total Consumer Discretionary		72,466,102
Consumer Staples — 6.3%
Beverages — 1.9%
Coca-Cola Co.	137,331	7,531,232
PepsiCo Inc.	62,719	9,301,228
Total Beverages		16,832,460
Food & Staples Retailing — 2.1%
Walmart Inc.	125,536	18,096,014
Food Products — 0.9%
Mondelez International Inc., Class A Shares	127,731	7,468,431

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	11

Schedule of investments (cont’d)

December 31, 2020

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Household Products — 1.4%
Procter & Gamble Co.	89,197	$ 12,410,871
Total Consumer Staples		54,807,776
Energy — 2.5%
Oil, Gas & Consumable Fuels — 2.5%
Chevron Corp.	99,770	8,425,576
Exxon Mobil Corp.	138,216	5,697,264
Kinder Morgan Inc.	250,814	3,428,627
Pioneer Natural Resources Co.	34,213	3,896,519
Total Energy		21,447,986
Financials — 10.9%
Banks — 4.7%
Bank of America Corp.	299,038	9,063,842
JPMorgan Chase & Co.	210,440	26,740,611
US Bancorp	103,413	4,818,011
Total Banks		40,622,464
Capital Markets — 1.0%
CME Group Inc.	22,956	4,179,140
Intercontinental Exchange Inc.	41,260	4,756,865
Total Capital Markets		8,936,005
Diversified Financial Services — 3.2%
Berkshire Hathaway Inc., Class A Shares	78	27,129,570	*
Insurance — 2.0%
Travelers Cos. Inc.	123,342	17,313,517
Total Financials		94,001,556
Health Care — 12.9%
Biotechnology — 0.4%
Amgen Inc.	16,414	3,773,907
Health Care Equipment & Supplies — 2.2%
Becton Dickinson and Co.	22,937	5,739,296
Medtronic PLC	111,921	13,110,426
Total Health Care Equipment & Supplies		18,849,722
Health Care Providers & Services — 2.2%
UnitedHealth Group Inc.	52,993	18,583,585
Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific Inc.	40,992	19,093,254
Pharmaceuticals — 5.9%
Eli Lilly & Co.	32,277	5,449,649
Johnson & Johnson	119,871	18,865,298
Merck & Co. Inc.	207,907	17,006,792

See Notes to Financial Statements.

12	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Pharmaceuticals — continued
Pfizer Inc.	248,169	$ 9,135,101
Viatris Inc.	32,249	604,346	*
Total Pharmaceuticals		51,061,186
Total Health Care		111,361,654
Industrials — 8.8%
Aerospace & Defense — 1.9%
Northrop Grumman Corp.	7,959	2,425,266
Raytheon Technologies Corp.	191,041	13,661,342
Total Aerospace & Defense		16,086,608
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	82,171	13,837,597
Commercial Services & Supplies — 1.1%
Waste Management Inc.	78,912	9,306,092
Industrial Conglomerates — 2.9%
3M Co.	26,621	4,653,084
Honeywell International Inc.	96,188	20,459,188
Total Industrial Conglomerates		25,112,272
Machinery — 0.3%
Otis Worldwide Corp.	36,273	2,450,241
Road & Rail — 1.0%
Canadian Pacific Railway Ltd.	17,563	6,088,917
Union Pacific Corp.	13,018	2,710,608
Total Road & Rail		8,799,525
Total Industrials		75,592,335
Information Technology — 25.9%
Communications Equipment — 0.6%
Arista Networks Inc.	17,880	5,195,392	*
IT Services — 6.6%
Automatic Data Processing Inc.	70,893	12,491,346
Cognizant Technology Solutions Corp., Class A Shares	88,676	7,266,998
Fidelity National Information Services Inc.	51,069	7,224,221
International Business Machines Corp.	42,736	5,379,608
Visa Inc., Class A Shares	113,048	24,726,989
Total IT Services		57,089,162
Semiconductors & Semiconductor Equipment — 1.7%
ASML Holding NV, Registered Shares	19,441	9,481,764
Texas Instruments Inc.	30,253	4,965,425
Total Semiconductors & Semiconductor Equipment		14,447,189
Software — 11.1%
Adobe Inc.	42,274	21,142,073	*

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Software — continued
Microsoft Corp.	286,093	$ 63,632,805
Oracle Corp.	56,968	3,685,260
salesforce.com Inc.	34,337	7,641,013	*
Total Software		96,101,151
Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	382,506	50,754,721
Total Information Technology		223,587,615
Materials — 7.5%
Chemicals — 5.5%
Air Products & Chemicals Inc.	49,719	13,584,225
Ecolab Inc.	43,467	9,404,520
PPG Industries Inc.	120,484	17,376,203
Sherwin-Williams Co.	10,232	7,519,599
Total Chemicals		47,884,547
Construction Materials — 0.5%
Vulcan Materials Co.	30,828	4,572,101
Containers & Packaging — 0.7%
Ball Corp.	62,206	5,796,355
Metals & Mining — 0.8%
ArcelorMittal SA, Registered Shares	293,774	6,727,424	*
Total Materials		64,980,427
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	54,490	12,230,826
Utilities — 0.7%
Electric Utilities — 0.3%
NextEra Energy Inc.	33,340	2,572,181
Multi-Utilities — 0.4%
Sempra Energy	24,250	3,089,693
Total Utilities		5,661,874
Total Investments before Short-Term Investments (Cost — $308,262,960)		860,833,860

See Notes to Financial Statements.

14	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

ClearBridge Variable Appreciation Portfolio

Security	Rate	Shares	Value
Short-Term Investments — 0.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	2,110,775	$2,110,775
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	527,693	527,693	(a)
Total Short-Term Investments (Cost — $2,638,468)			2,638,468
Total Investments — 100.0% (Cost — $310,901,428)			863,472,328
Other Assets in Excess of Liabilities — 0.0%††			285,517
Total Net Assets — 100.0%			$863,757,845

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2020, the total market value of investments in Affiliated Companies was $527,693 and the cost was $527,693 (Note 8).

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	15

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $310,373,735)	$862,944,635
Investments in affiliated securities, at value (Cost — $527,693)	527,693
Dividends and interest receivable	820,833
Receivable for securities sold	345,893
Receivable for Portfolio shares sold	25,919
Prepaid expenses	6,141
Total Assets	864,671,114

Liabilities:
Investment management fee payable	500,880
Payable for Portfolio shares repurchased	279,898
Shareholder reports payable	52,656
Service and/or distribution fees payable	39,548
Trustees’ fees payable	8,311
Accrued expenses	31,976
Total Liabilities	913,269
Total Net Assets	$863,757,845

Net Assets:
Par value (Note 7)	$168
Paid-in capital in excess of par value	305,475,450
Total distributable earnings (loss)	558,282,227
Total Net Assets	$863,757,845

Net Assets:
Class I	$673,255,640
Class II	$190,502,205

Shares Outstanding:
Class I	13,059,567
Class II	3,716,115

Net Asset Value:
Class I	$51.55
Class II	$51.26

See Notes to Financial Statements.

16	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$13,589,606
Interest from unaffiliated investments	32,275
Interest from affiliated investments	8,765
Less: Foreign taxes withheld	(22,753)
Total Investment Income	13,607,893

Expenses:
Investment management fee (Note 2)	5,406,809
Service and/or distribution fees (Notes 2 and 5)	387,756
Shareholder reports	81,300
Fund accounting fees	74,882
Legal fees	67,972
Trustees’ fees	57,493
Audit and tax fees	31,852
Insurance	9,599
Custody fees	7,589
Transfer agent fees (Note 5)	1,390
Miscellaneous expenses	6,302
Total Expenses	6,132,944
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,290)
Net Expenses	6,127,654
Net Investment Income	7,480,239

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	23,983,373
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	78,971,561
Net Gain on Investments	102,954,934
Increase in Net Assets From Operations	$110,435,173

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$7,480,239	$9,791,258
Net realized gain	23,983,373	196,813,925
Change in net unrealized appreciation (depreciation)	78,971,561	7,700,813
Increase in Net Assets From Operations	110,435,173	214,305,996

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(32,716,500)	(59,107,540)
Decrease in Net Assets From Distributions to Shareholders	(32,716,500)	(59,107,540)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	38,765,998	64,129,921
Reinvestment of distributions	32,716,500	59,107,540
Cost of shares repurchased	(99,138,638)	(132,853,342)
Shares redeemed in-kind (Note 9)	—	(243,646,531)
Decrease in Net Assets From Portfolio Share Transactions	(27,656,140)	(253,262,412)
Increase (Decrease) in Net Assets	50,062,533	(98,063,956)

Net Assets:
Beginning of year	813,695,312	911,759,268
End of year	$863,757,845	$813,695,312

See Notes to Financial Statements.

18	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$46.78	$38.88	$41.97	$36.71	$34.62

Income (loss) from operations:
Net investment income	0.47	0.55	0.57	0.49	0.48
Net realized and unrealized gain (loss)	6.31	10.89	(1.23)	6.67	2.91
Total income (loss) from operations	6.78	11.44	(0.66)	7.16	3.39

Less distributions from:
Net investment income	(0.50)	(0.63)	(0.56)	(0.49)	(0.48)
Net realized gains	(1.51)	(2.91)	(1.87)	(1.41)	(0.82)
Total distributions	(2.01)	(3.54)	(2.43)	(1.90)	(1.30)

Net asset value, end of year	$51.55	$46.78	$38.88	$41.97	$36.71
Total return[2]	14.78%	29.86%	(1.74)%	19.54%	9.77%

Net assets, end of year (millions)	$673	$675	$848	$954	$853

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.72%	0.73%	0.74%
Net expenses[3]	0.74 [4]	0.73 [4]	0.72	0.73	0.74
Net investment income	1.02	1.24	1.32	1.22	1.36

Portfolio turnover rate	13%	6%[5]	12%	8%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class II Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$46.55	$38.73	$41.85	$36.63	$34.59

Income (loss) from operations:
Net investment income	0.35	0.44	0.47	0.39	0.39
Net realized and unrealized gain (loss)	6.27	10.83	(1.23)	6.65	2.90
Total income (loss) from operations	6.62	11.27	(0.76)	7.04	3.29

Less distributions from:
Net investment income	(0.40)	(0.54)	(0.49)	(0.41)	(0.43)
Net realized gains	(1.51)	(2.91)	(1.87)	(1.41)	(0.82)
Total distributions	(1.91)	(3.45)	(2.36)	(1.82)	(1.25)

Net asset value, end of year	$51.26	$46.55	$38.73	$41.85	$36.63
Total return[2]	14.48%	29.54%	(1.99)%	19.26%	9.47%

Net assets, end of year (000s)	$190,502	$138,588	$63,443	$30,004	$12,991

Ratios to average net assets:
Gross expenses	0.99%	0.99%	0.97%	0.98%	0.99%
Net expenses[3]	0.99 [4]	0.99 [4]	0.97	0.98	0.99
Net investment income	0.76	1.00	1.11	0.97	1.10

Portfolio turnover rate	13%	6%[5]	12%	8%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

20	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Appreciation Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	21

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$860,833,860	—	—	$860,833,860
Short-Term Investments†	2,638,468	—	—	2,638,468
Total Investments	$863,472,328	—	—	$863,472,328

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	23

Notes to financial statements (cont’d)

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	25

Notes to financial statements (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.80% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $5,290, which included an affiliated money market fund waiver of $485.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Portfolio’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary

26	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$98,402,886
Sales	139,167,069

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$311,673,255	$557,740,157	$(5,941,084)	$551,799,073

4. Derivative instruments and hedging activities

During the year ended December 31, 2020, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,062
Class II	$387,756	328
Total	$387,756	$1,390

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	27

Notes to financial statements (cont’d)

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$4,258
Class II	1,032
Total	$5,290

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class I	$6,452,326	$8,812,083
Class II	1,422,690	1,477,936
Total	$7,875,016	$10,290,019

Net Realized Gains:
Class I	$19,523,798	$41,626,000
Class II	5,317,686	7,191,521
Total	$24,841,484	$48,817,521

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	30,819	$1,413,643	242,930	$10,251,128
Shares issued on reinvestment	533,469	25,976,124	1,108,801	50,438,083
Shares repurchased	(1,934,888)	(88,472,546)	(2,933,959)	(129,745,556)
Shares redeemed in-kind	—	—	(5,805,372)	(243,646,531)
Net decrease	(1,370,600)	$(61,082,779)	(7,387,600)	$(312,702,876)

Class II
Shares sold	841,044	$37,352,355	1,217,598	$53,878,793
Shares issued on reinvestment	139,055	6,740,376	191,234	8,669,457
Shares repurchased	(241,042)	(10,666,092)	(69,940)	(3,107,786)
Net increase	739,057	$33,426,639	1,338,892	$59,440,464

28	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$2,856,680	$17,593,236	17,593,236	$19,922,223	19,922,223	—	$8,765	—	$527,693

9. Redemptions in-kind

The Portfolio may make payment for Portfolio shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2019, the Portfolio had redemptions in-kind with total proceeds in the amount of $243,646,531. The net realized gain on these redemptions in-kind amounted to $163,255,331, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$8,436,324	$10,989,391
Net long-term capital gains	24,280,176	48,118,149
Total distributions paid	$32,716,500	$59,107,540

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	29

Notes to financial statements (cont’d)

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$6,541,733
Other book/tax temporary differences(a)	(58,579)
Unrealized appreciation (depreciation)(b)	551,799,073
Total distributable earnings (loss) — net	$558,282,227

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

30	ClearBridge Variable Appreciation Portfolio 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Appreciation Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Appreciation Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Appreciation Portfolio 2020 Annual Report	31

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Portfolio and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Portfolio’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	555,537,820.418	13,652,280.034	46,416,923.589	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	552,974,716.514	15,307,559.445	47,324,748.082	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	548,401,658.034	18,083,511.195	49,121,854.812	0

32	ClearBridge Variable Appreciation Portfolio

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

ClearBridge Variable Appreciation Portfolio	33

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

34	ClearBridge Variable Appreciation Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Appreciation Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

ClearBridge Variable Appreciation Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

36	ClearBridge Variable Appreciation Portfolio

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

ClearBridge Variable Appreciation Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962

Position(s) with Trust	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Trustee	145

Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

38	ClearBridge Variable Appreciation Portfolio

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Trust	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Appreciation Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

3	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

40	ClearBridge Variable Appreciation Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	6/17/2020	12/10/2020
Payable date:	6/18/2020	12/11/2020
Ordinary Income:
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%
Long-Term Capital Gain Dividend	$0.414010	$1.056380

ClearBridge Variable Appreciation Portfolio	41

ClearBridge

Variable Appreciation Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Appreciation Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Appreciation Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010730 2/21 SR21-4072

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $296,402 in December 31, 2019 and $379,280 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2019 and $0 in December 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $544,232 in December 31, 2019 and $674,925 in December 31, 2020.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 19, 2021